--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 1996

                         SECURITY CAPITAL PACIFIC TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND                   0-4254                   74-6056896
     (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
       JURISDICTION                                     IDENTIFICATION NO.)
    OF INCORPORATION)

       7777 MARKET CENTER AVENUE,                        79912
             EL PASO, TEXAS                            (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       Registrant's telephone number, including area code: (915) 877-3900

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

ACQUISITIONS:

  The following acquisitions of multifamily properties, including two properties under contract, were or will be made by Security Capital Pacific Trust (PTR) from unrelated parties. PTR acquired, or will acquire, these properties because PTR and its REIT manager, Security Capital Pacific Incorporated, believe that multifamily property investments in the western United States present excellent long term opportunities for consistent rental increases, high occupancies and value appreciation.

  PTR acquired Woodsong Village apartments on August 28, 1996 from a corporation. Woodsong is a 262 unit, moderate income complex located in San Bernardino County, California. PTR acquired this property for approximately $12.3 million. At date of purchase, the property's occupancy rate was 95.4%.

  PTR acquired Redwood apartments on September 20, 1996 from a limited partnership. Redwood is a 304 unit, middle income complex located in San Francisco, California. PTR acquired this property for approximately $37.0 million and assumed a mortgage note payable in the amount of $22.6 million. At date of purchase, the property's occupancy rate was 97.4%.

  PTR has entered into a contract with a limited partnership to purchase Fox Creek apartments, scheduled to close in November, 1996. PTR's earnest money has become non-refundable and acquisition of this property is likely. However, there can be no assurance that the property will be acquired. Fox Creek is a 186 unit moderate income complex located in Layton, Utah and on October 8, 1996 was 97.8% occupied. The anticipated cost of the property is approximately $7.9 million. PTR anticipates assuming a mortgage note payable in the amount of $4.3 million in connection with the acquisition.

  PTR has entered into a contract with a limited partnership to purchase Summer Tree apartments, scheduled to close in October, 1996. PTR's earnest money has become non-refundable and acquisition of this property is likely. However, there can be no assurance that the property will be acquired. Summer Tree is a 240 unit moderate income complex located in Salt Lake City, Utah and on July 15, 1996 was 97.5% occupied. The anticipated cost of the property is approximately $10.0 million. PTR anticipates assuming a mortgage note payable in the amount of $4.4 million in connection with the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

  (a) Financial Statements:

    Combined Statements of Revenues and Certain Expenses for Certain Multifamily Properties with Independent Auditors' Report thereon.

  (b) Pro Forma Financial Information:

    Pro Forma Balance Sheet as of June 30, 1996 (unaudited)

    Pro Forma Statement of Earnings for the year ended December 31, 1995 (unaudited)

    Pro Forma Statement of Earnings for the six months ended June 30, 1996 (unaudited)

  (c) Exhibit:

    Exhibit 23.1--Independent Auditors' Consent

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          Security Capital Pacific Trust

                                                   /s/ Thomas L. Poe
                                          By: _________________________________
                                                       Thomas L. Poe
                                                       Vice President

Date: October 14, 1996

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Security Capital Pacific Trust:

  We have audited the accompanying Combined Statement of Revenues and Certain Expenses (the Combined Statement) of the Group B Properties described in note 1 for the year ended December 31, 1995. This Combined Statement is the responsibility of management. Our responsibility is to express an opinion on the Combined Statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by Security Capital Pacific Trust as described in note 2. The presentation is not intended to be a complete presentation of the Group B Properties' revenues and expenses.

  In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in note 2 of the Group B Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Chicago, Illinois
October 9, 1996

                         SECURITY CAPITAL PACIFIC TRUST
                               GROUP B PROPERTIES

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
           FROM JANUARY 1, 1996 THROUGH THE EARLIER OF JUNE 30, 1996
                             OR DATE OF ACQUISITION

                                 (IN THOUSANDS)

                                                                   PERIOD FROM
                                                                 JANUARY 1, 1996
                                                                   THROUGH THE
                                                                   EARLIER OF
                                                                  JUNE 30, 1996
                                                                   OR DATE OF
                                                                   ACQUISITION
                                                          1995     (UNAUDITED)
                                                         ------- ---------------
Revenues:
  Rental income......................................... $13,403      5,992
  Other real estate income..............................     629        268
                                                         -------      -----
                                                          14,032      6,260
                                                         -------      -----
Certain expenses:
  Salaries and benefits.................................   1,281        578
  Utilities.............................................     835        324
  Repairs and maintenance...............................   1,293        619
  Management fees (note 4)..............................     547        312
  Real estate taxes.....................................     960        439
  Advertising and promotion.............................     246        102
  Insurance.............................................     198         82
  Interest expense on debt assumed (note 5).............   2,690      1,016
  Other.................................................     430        168
                                                         -------      -----
                                                           8,480      3,640
                                                         -------      -----
    Revenues in excess of certain expenses.............. $ 5,552      2,620
                                                         =======      =====


  The accompanying notes are an integral part of the combined statement of revenues and certain expenses.

                        SECURITY CAPITAL PACIFIC TRUST
                              GROUP B PROPERTIES

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

               YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM
             JANUARY 1, 1996 THROUGH THE EARLIER OF JUNE 30, 1996
                            OR DATE OF ACQUISITION

                                (IN THOUSANDS)

(1) OPERATING PROPERTIES

  The Combined Statement of Revenues and Certain Expenses (the Combined Statement) for the year ended December 31, 1995 and the period from January 1, 1996 through the earlier of June 30, 1996 or date of acquisition, relates to the operations of the following properties (Group B Properties) which have been or are expected to be acquired by Security Capital Pacific Trust (PTR) from unaffiliated parties:

                                                                        PURCHASE
                                                        ACQUISITION       PRICE
      MULTIFAMILY PROPERTY           LOCATION               DATE      (IN THOUSANDS)
      --------------------           --------           -----------   -------------
      Summertree             Salt Lake City, Utah      under contract   $ 10,000
      Mission Springs        Ontario, California          5-31-96         38,500
      Redwood                San Francisco, California    9-20-96         37,000
      Fox Creek              Layton, Utah              under contract      7,900
      Ocean Crest            San Diego, California        3-29-96         15,600
                                                                        --------
                                                                        $109,000
                                                                        ========

(2) BASIS OF PRESENTATION

  The accompanying Combined Statement has been prepared on the accrual basis of accounting. The Combined Statement has been prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by PTR. The Combined Statement is not intended to be a complete presentation of combined revenues and expenses of the Group B Properties for the year ended December 31, 1995 and the period from January 1, 1996 through the earlier of June 30, 1996 or date of acquisition.

  The Combined Statement excludes certain amounts which would not be comparable to the proposed future operations of the properties as follows:

    (a) depreciation of the building and improvements;

    (b) interest expense related to debt not assumed;

    (c) interest income;

    (d) income taxes; and

    (e) other income and expense items unique to the prior owners.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Revenue Recognition

  Rental income from leasing activities consist of lease payments earned from tenants under lease agreements with terms of one year or less.

                        SECURITY CAPITAL PACIFIC TRUST
                              GROUP B PROPERTIES

   NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES--(CONTINUED)


 Capitalization Policy

  Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

 Advertising and Promotion

  The cost of advertising and promotion is expensed as incurred.

 Use of Estimates

  The preparation of the Combined Statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statement and accompanying notes. Actual results could differ from those estimates.

 Unaudited Interim Combined Statement

  The Combined Statement for the period from January 1, 1996 through the earlier of June 30, 1996 or date of acquisition is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Group B Properties.

(4) RELATED PARTY TRANSACTIONS

  Approximately $547 and $312 (unaudited) was accrued and paid in management fees to affiliates of prior owners in 1995 and 1996, respectively.

(5) DEBT ASSUMPTION

  PTR assumed outstanding debt of approximately $22,599 in connection with the acquisition of Redwood. The debt consists of multifamily housing revenue bonds issued by the City of Redwood City, California and is secured by the property. The bonds bear interest at various rates (8.75% at December 31, 1995 and 5.2% at June 30, 1996) and provide for monthly payments of principal and interest through October 2008 when all remaining principal and interest will be due and payable.

  PTR anticipates assuming outstanding debt of approximately $4,269 in connection with the acquisition of Fox Creek. The debt consists of a 8.71% fixed rate mortgage note which requires monthly principal and interest payments of $35 through May 1, 1997 when all remaining principal and interest will be due and payable.

  PTR anticipates assuming outstanding debt of approximately $4,435 in connection with the acquisition of Summertree. The debt consists of bonds issued by the Housing Authority of the County of Salt Lake and is secured by the property. The bonds bear interest at a 5.4% fixed rate until December 14, 2003 and are subject to repricing at that time. The bonds provide for monthly interest-only payments through December 15, 2018 when all remaining principal and interest will be due and payable.

                        SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA FINANCIAL STATEMENTS

                                  (UNAUDITED)

  The following unaudited pro forma financial statements for Security Capital Pacific Trust (PTR) reflect the acquisition by PTR of the proprieties disclosed in this Form 8-K, Item 5 and as reported in Form 8-K, Item 5 dated August 1, 1996. The proforma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of PTR.

  The accompanying unaudited pro forma balance sheet as of June 30, 1996 has been prepared as if the operating properties acquired, or under contract to be acquired, subsequent to June 30, 1996 had been acquired as of the balance sheet date.

  The accompanying unaudited proforma statements of earnings of the year ended December 31, 1995 and for the six months ended June 30, 1996 have been prepared as if (i) the operating property acquisitions, including two operating properties under contract, reported in this Form 8-K, Item 5 and
(ii) the operating property acquisitions reported in Form 8-K mentioned above had occurred as of January 1, 1995. Interest expense was adjusted to reflect the cost of pro forma line of credit borrowings that would have been required for these pro forma acquisitions.

  The unaudited pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the combined statement of revenues and certain expenses for certain multifamily properties included herein and the financial statements of PTR.

                         SECURITY CAPITAL PACIFIC TRUST

                            PRO FORMA BALANCE SHEET

                                 JUNE 30, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                        PRO FORMA
                                           HISTORICAL  ADJUSTMENTS   PRO FORMA
                                           ----------  -----------   ----------
                  ASSETS
                  ------
Real Estate............................... $2,069,873   $181,900(a)  $2,251,773
Less accumulated depreciation.............     97,820        --          97,820
                                           ----------   --------     ----------
                                            1,972,053    181,900      2,153,953
Mortgage notes receivable.................     14,696        --          14,696
                                           ----------   --------     ----------
    Total investments.....................  1,986,749    181,900      2,168,649
Cash and cash equivalents.................      4,376        --           4,376
Accounts receivable.......................      3,473        --           3,473
Other assets..............................     22,318        --          22,318
                                           ----------   --------     ----------
    Total assets.......................... $2,016,916   $181,900     $2,198,816
                                           ==========   ========     ==========
   LIABILITIES AND SHAREHOLDERS' EQUITY
   ------------------------------------
Liabilities:
  Line of credit.......................... $  179,250   $ 86,112(b)  $  265,362
  Long term debt..........................    350,000        --         350,000
  Mortgages payable.......................    131,180     95,788(c)     226,968
  Accounts payable........................     28,014        --          28,014
  Accrued expenses and other liabilities..     33,311        --          33,311
                                           ----------   --------     ----------
    Total liabilities.....................    721,755    181,900        903,655
                                           ----------   --------     ----------
Shareholders' Equity:
  Series A Preferred shares (9,051,000
   convertible shares issued; stated
   liquidation preference of $25 per
   share).................................    226,275        --         226,275
  Series B Preferred shares (4,200,000
   shares issued; stated liquidation
   preference of $25 per share)...........    105,000        --         105,000
  Common shares (72,557,033 shares
   issued)................................     72,557        --          72,557
  Additional paid-in capital..............    956,223        --         956,223
  Distributions in excess of net earnings.    (62,956)       --         (62,956)
  Treasury shares (164,952 shares)........     (1,938)       --          (1,938)
                                           ----------   --------     ----------
    Total shareholders' equity............  1,295,161        --       1,295,161
                                           ----------   --------     ----------
    Total liabilities and shareholders'
     equity............................... $2,016,916   $181,900     $2,198,816
                                           ==========   ========     ==========

           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA STATEMENT OF EARNINGS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                      YEAR ENDED DECEMBER 31, 1995
                          -------------------------------------------------------
                                    HISTORICAL
                          ------------------------------
                                       ACQUISITIONS
                                   ---------------------
                                     PRIOR     CURRENT    PRO FORMA        PTR
                            PTR    REPORT (D) REPORT (E) ADJUSTMENTS    PRO FORMA
                          -------- ---------- ---------- -----------    ---------
Revenues:
 Rental income..........  $262,473  $35,277     $8,157    $    --       $305,907
 Interest...............     2,400      --         --          --          2,400
                          --------  -------     ------    --------      --------
                           264,873   35,277      8,157         --        308,307
                          --------  -------     ------    --------      --------
Expenses:
 Rental expenses........    73,808   11,404      2,414         --         87,626
 Real estate taxes......    21,326    2,359        589         --         24,274
 Property management
  fees paid to
  affiliates............     8,912    1,381        382        (427)(f)    10,248
 Depreciation...........    36,685      --         --        6,055 (g)    42,740
 Interest...............    19,584    4,998      2,690      14,212 (h)    41,484
 REIT management fee
  paid to affiliate.....    20,354      --         --          549 (i)    20,903
 General and
  administrative........       952      --         --          --            952
 Provision for possible
  loss on investments...       420      --         --          --            420
 Other..................     1,136      --         --          --          1,136
                          --------  -------     ------    --------      --------
                           183,177   20,142      6,075      20,389       229,783
                          --------  -------     ------    --------      --------
Earnings from
 operations.............    81,696   15,135      2,082     (20,389)       78,524
Gain on sale of
 investments............     2,623      --         --          --          2,623
                          --------  -------     ------    --------      --------
Net earnings............    84,319   15,135      2,082     (20,389)       81,147
Less Preferred share
 dividends..............    21,823      --         --          --         21,823
                          --------  -------     ------    --------      --------
   Net earnings
    attributable to
    common shares.......  $ 62,496  $15,135     $2,082    $(20,389)     $ 59,324
                          ========  =======     ======    ========      ========
Weighted average common
 shares outstanding (j).    67,052                                        67,052
                          ========                                      ========
Per common shares
 amounts:
Net earnings
 attributable to common
 shares.................  $   0.93                                      $   0.88
                          ========                                      ========
                                     SIX MONTHS ENDED JUNE 30, 1996
                          -------------------------------------------------------
                                    HISTORICAL
                          ------------------------------
                                       ACQUISITIONS
                                   ---------------------
                                     PRIOR     CURRENT    PRO FORMA        PTR
                            PTR    REPORT (D) REPORT (E) ADJUSTMENTS    PRO FORMA
                          -------- ---------- ---------- -----------    ---------
Revenues:
 Rental income..........  $155,300  $15,344     $4,296    $    --       $174,940
 Interest...............       999      --         --          --            999
                          --------  -------     ------    --------      --------
                           156,299   15,344      4,296         --        175,939
                          --------  -------     ------    --------      --------
Expenses:
 Rental expenses........    42,565    4,919      1,196         --         48,680
 Real estate taxes......    13,359      989        302         --         14,650
 Property management
  fees paid to
  affiliates............     5,828      685        206        (216)(f)     6,503
 Depreciation...........    21,242      --         --        2,678 (g)    23,920
 Interest...............    13,777    2,480      1,016       7,106 (h)    24,379
 REIT management fee
  paid to affiliate.....    11,279      --         --          153 (i)    11,432
 General and
  administrative........       506      --         --          --            506
 Other..................       361      --         --          --            361
                          --------  -------     ------    --------      --------
                           108,917    9,073      2,720       9,721       130,431
                          --------  -------     ------    --------      --------
Earnings from
 operations.............    47,382    6,271      1,576      (9,721)       45,508
Gain on sale of
 investments............     8,083      --         --          --          8,083
                          --------  -------     ------    --------      --------
Net earnings before
 extraordinary item.....    55,465    6,271      1,576      (9,721)       53,591
Less extraordinary
 item--loss on early
 extinguishment of debt.       870      --         --          --            870
                          --------  -------     ------    --------      --------
Net earnings............    54,595    6,271      1,576      (9,721)       52,721
Less Preferred share
 dividends..............    12,774      --         --          --         12,774
                          --------  -------     ------    --------      --------
   Net earnings
    attributable to
    common shares.......  $ 41,821  $ 6,271     $1,576    $ (9,721)     $ 39,947
                          ========  =======     ======    ========      ========
Weighted average common
 shares outstanding (j).    72,217                                        72,217
                          ========                                      ========
Per common shares
 amounts:
Net earnings
 attributable to common
 shares.................  $   0.58                                      $   0.55
                          ========                                      ========

           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                 JUNE 30, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

  (a) Represents PTR's multifamily property acquisitions and two multifamily properties under contract to be acquired subsequent to June 30, 1996, as follows:

                                               ACQUISITION             ACQUISITION
                  PROPERTY                         DATE                   COST
      ---------------------------------        -----------             -----------
      PREVIOUSLY REPORTED:
        Newpointe                                7/10/96                $  9,400
        Brighton                                 8/16/96                  11,150
        El Dorado                                8/30/96                  29,350*
        Oakwood                                  9/16/96                  64,800
                                                                        --------
          Total Previously Reported                                      114,700
                                                                        --------
      NOT PREVIOUSLY REPORTED:
        Woodsong Village                         8/28/96                  12,300
        Redwood                                  9/20/96                  37,000
        Fox Creek                             under contract               7,900
        Summertree                            under contract              10,000
                                                                        --------
          Total Not Previously Reported                                   67,200
                                                                        --------
                                                                        $181,900
                                                                        ========

--------
   *The final acquisition cost was $250 less than the anticipated acquisition cost previously reported of $29,600.

  (b) Reflects the use of line of credit borrowings of $86,112 to fund the pro forma acquisition of properties subsequent to June 30, 1996.

  (c) PTR assumed, or anticipates assuming approximately $95,788 in mortgage notes payable upon the purchase of El Dorado, Oakwood, Redwood, Fox Creek and Summer Tree apartments.

  (d) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on properties acquired in 1996, or under contract to be acquired subsequent to June 30, 1996, as previously reported by PTR on Form 8-K dated August 1, 1996 for the year ended December 31, 1995 or for the period from January 1, 1996 to the earlier of the respective dates of acquisition or June 30, 1996. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the properties previously reported (as defined below) to the pro forma statements of earnings:

                                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                -----------------------------------------------
                                                             PROPERTY
                                RENTAL  RENTAL  REAL ESTATE MANAGEMENT INTEREST
                                INCOME  EXPENSE    TAXES       FEES    EXPENSE
                                ------- ------- ----------- ---------- --------
Group A Properties (i)......... $18,119 $ 6,122   $1,105      $  744    $3,725
Group B Properties (ii)........   7,774   2,481      526         222       --
Group C Properties (iii).......   9,384   2,801      728         415     1,273
                                ------- -------   ------      ------    ------
    Total properties previously
     reported.................. $35,277 $11,404   $2,359      $1,381    $4,998
                                ======= =======   ======      ======    ======

                         SECURITY CAPITAL PACIFIC TRUST

                                 FOR THE PERIOD JANUARY 1, 1996 TO THE EARLIER
                                                      OF
                                   THE DATE OF ACQUISITION OR JUNE 30, 1996
                                -----------------------------------------------
                                                             PROPERTY
                                RENTAL  RENTAL  REAL ESTATE MANAGEMENT INTEREST
                                INCOME  EXPENSE    TAXES       FEES    EXPENSE
                                ------- ------- ----------- ---------- --------
  Group A Properties (i)....... $ 8,516 $2,651     $466        $376     $1,845
  Group B Properties (ii)......   2,926    963      214         135        --
  Group C Properties (iii).....   3,902  1,305      309         174        635
                                ------- ------     ----        ----     ------
    Total properties previously
     reported.................. $15,344 $4,919     $989        $685     $2,480
                                ======= ======     ====        ====     ======

    (i) Group A Properties consist of the following properties which were previously reported in Form 8-K, Item 5 dated August 1, 1996 and for which an audited combined statement of revenues and certain expenses for the year ended December 31, 1995 was also previously reported in Form 8-K dated August 1, 1996:

        PROPERTY                      LOCATION                            DATE ACQUIRED
        --------                      --------                            -------------
      Timberline              Portland, Oregon                               4/17/96
      Club Pacifica           San Diego, California                          4/23/96
      The Crossing            Corona, California                             5/21/96
      Newpointe               Orange County, California                      7/10/96
      Brighton                Portland, Oregon                               8/16/96
      Oakwood                 San Jose, California                           9/16/96

    (ii) Group B Properties consist of the following properties (two properties were previously reported in Form 8-K, Item 5 dated August 1,
  1996) for which an audited combined statement of revenues and certain expenses for the year ended December 31, 1995 is presented in this Form 8-
  K:

              PROPERTY                     LOCATION                DATE ACQUIRED
              --------                     --------                -------------
      PREVIOUSLY REPORTED:
      Ocean Crest                  San Diego, California              3/29/96
      Mission Springs              Ontario, California                5/31/96
      NOT PREVIOUSLY REPORTED:
      Redwood                      San Francisco, California          9/20/96
      Fox Creek                    Layton, Utah                    under contract
      Summer Tree                  Salt Lake City, Utah            under contract

    (iii) Group C Properties consist of the following unaudited properties which have been previously reported in Form 8-K, Item 5 dated August 1, 1996:

          PROPERTY                      LOCATION                      DATE ACQUIRED
          --------                      --------                      -------------
      El Dorado                San Diego, California                     8/30/96
      Quail Ridge              San Francisco, California                 6/13/96
      Westcourt Village        San Bernardino, California                3/27/96

  (e) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on properties acquired in 1996, or under contract to be acquired subsequent to June 30, 1996, reported in this Form 8-K Item 5, for the year ended December 31, 1995 or for the period from January 1, 1996 to the earlier of the respective dates of acquisition or June 30, 1996. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the Group B Properties to the pro forma statements of earnings:

                         SECURITY CAPITAL PACIFIC TRUST

                                             FOR THE YEAR ENDED
                                             DECEMBER 31, 1995
                                 ---------------------------------------------
                                                    REAL    PROPERTY
                                 RENTAL   RENTAL   ESTATE  MANAGEMENT INTEREST
                                 INCOME   EXPENSE  TAXES      FEES    EXPENSE
                                 -------  -------  ------  ---------- --------
Total Group B Properties........ $14,032  $4,283   $ 960     $ 547     $2,690
Less:
  Group B Properties, previously
   reported.....................  (7,774) (2,481)   (526)     (222)       --
                                 -------  ------   -----     -----     ------
  Group B properties, not
   previously reported..........   6,258   1,802     434       325      2,690
  Group D Property (i)..........   1,899     612     155        57        --
                                 -------  ------   -----     -----     ------
    Total properties, not
     previously reported........ $ 8,157  $2,414   $ 589     $ 382     $2,690
                                 =======  ======   =====     =====     ======
                                   FOR THE PERIOD JANUARY 1, 1996 TO THE
                                                 EARLIER OF
                                  THE DATE OF ACQUISITION OR JUNE 30, 1996
                                 ---------------------------------------------
                                                    REAL    PROPERTY
                                 RENTAL   RENTAL   ESTATE  MANAGEMENT INTEREST
                                 INCOME   EXPENSE  TAXES      FEES    EXPENSE
                                 -------  -------  ------  ---------- --------
For the period January 1, 1996
 to the earlier of the date of
 acquisition or June 30, 1996:
    Total Group B Properties.... $ 6,260  $1,873   $ 439     $ 312     $1,016
Less:
  Group B Properties, previously
   reported.....................  (2,926)   (963)   (214)     (135)       --
                                 -------  ------   -----     -----     ------
  Group B properties, not
   previously reported..........   3,334     910     225       177      1,016
  Group D Property (i)..........     962     286      77        29        --
                                 -------  ------   -----     -----     ------
    Total properties, not
     previously reported........ $ 4,296  $1,196   $ 302     $ 206     $1,016
                                 =======  ======   =====     =====     ======

  (i) Group D consists of the following unaudited property, which has not been previously reported:

          PROPERTY                      LOCATION                        DATE ACQUIRED
          --------                      --------                        -------------
      Woodsong Village         San Bernardino, California                  8/28/96

  (f) Reflects the difference between historical property management fee expense and PTR's management fee expense.

  (g) Reflects pro forma depreciation expense adjustment resulting from acquired properties, or properties under contract to be acquired, based on the depreciable basis of PTR's acquisition cost, assuming asset lives ranging from 10 to 40 years. The pro forma depreciation expense adjustment amounts by property are as follows:

                                                                 TWELVE    SIX
                      PROPERTY                   ACQUISITION     MONTHS  MONTHS
                      --------                 ---------------   ENDED    ENDED
                                                DATE    COSTS   12/31/95 6/30/96
                                               ------- -------  -------- -------
      PREVIOUSLY REPORTED:
      Westcourt Village....................... 3/27/96 $12,762   $ 256    $  61
      Ocean Crest............................. 3/29/96  15,600     316       77
      Timberline ............................. 4/17/96   7,043     140       40
      Club Pacifica........................... 4/23/96  14,300     286       88
      The Crossing............................ 5/21/96  14,850     297      116
      Missions Springs........................ 5/31/96  38,500     771      321
      Quail Ridge............................. 6/13/96  17,550     351      159
      Newpointe............................... 7/10/96   9,400     188       94
      Brighton................................ 8/16/96  11,150     223      112
      El Dorado............................... 8/30/96  29,350*    587      293
      Oakwood................................. 9/16/96  64,800   1,296      646
                                                                 -----    -----
        Total Previously Reported.............                   4,711    2,007
                                                                 -----    -----

                         SECURITY CAPITAL PACIFIC TRUST

                                                                 TWELVE    SIX
                   PROPERTY                   ACQUISITION        MONTHS  MONTHS
                   --------              ----------------------  ENDED    ENDED
                                              DATE       COSTS  12/31/95 6/30/96
                                         -------------- ------- -------- -------
      NOT PREVIOUSLY REPORTED:
      Woodsong Village..................    8/28/96     $12,300 $   246  $  123
      Redwood...........................    9/20/96      37,000     740     369
      Fox Creek......................... under contract   7,900     158      79
      Summer Tree....................... under contract  10,000     200     100
                                                                -------  ------
        Total Not Previoulsy Reported...                          1,344     671
                                                                -------  ------
          Grand Total...................                        $ 6,055  $2,678
                                                                =======  ======

--------
* The final acquisition cost was $250 less than the anticipated acquisition cost previously reported of $29,600.

  (h) Represents the pro forma interest expense adjustments related to utilization of line of credit borrowings that would have been required if the property acquisitions had occurred at January 1, 1995:

                                                             TWELVE     SIX
                                                             MONTHS    MONTHS
                                                             ENDED     ENDED
                                                            12/31/95  6/30/96
                                                            --------  --------
      Pro forma line of credit borrowings for operating
       properties acquired or under contract to be
       acquired, subsequent to 6/30/96..................... $ 86,112  $ 86,112
      Line of credit borrowings required for 1996
       acquisitions made prior to June 30, 1996............  120,605   120,605
                                                            --------  --------
      Total pro forma line of credit borrowings............  206,717   206,717
      Current interest rate................................    6.875%    6.875%
      Proration factor.....................................      1.0       .50
                                                            --------  --------
      Pro forma interest expense adjustment................ $ 14,212  $  7,106
                                                            ========  ========

  (i) Reflects adjustments to PTR's REIT management fee expense related to (i) the increase in cash flow resulting from acquisition of multifamily properties discussed in (d) and (e) and (ii) adjustments discussed in (f) and (h):

                                                            TWELVE     SIX
                                                            MONTHS   MONTHS
                                                            ENDED     ENDED
                                                           12/31/95  6/30/96
                                                           --------  -------
      Historical earnings from operations from
       acquisitions:
        Previously reported............................... $ 15,135  $ 6,271
        Not Previously reported...........................    2,082    1,576
      Pro Forma adjustments:
        Property management fees paid to affiliates.......      427      216
        Interest expense..................................  (14,212)  (7,106)
                                                           --------  -------
                                                              3,432      957
      REIT management fee percentage......................       16%      16%
                                                           --------  -------
      Pro Forma REIT management fee expense adjustment.... $    549  $   153
                                                           ========  =======

  (j) The effect on net earnings per common share assuming conversion of the Series A Preferred Shares is antidilutive for both the historical and pro forma amounts.